Exhibit 99.2

BRISTOL-MYERS SQUIBB COMPANY

QUARTERLY TREND ANALYSIS OF SALES

($ in millions)

Net Sales

	2009							2010							% Change		FX Impact
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD	Qtr vs. Qtr	YTD vs. YTD
Total	$4,322	$4,665	$8,987	$4,788	$13,775	$5,033	$18,808	$4,807							11%	11%	3%	3%
US Pharmaceuticals	2,766	2,974	5,740	3,012	8,752	3,115	11,867	3,089							12%	12%	N/A	N/A
CV/Metabolics	1,554	1,699	3,253	1,707	4,960	1,737	6,697	1,815							17%	17%	N/A	N/A
Oncology/Virology	627	638	1,265	659	1,924	689	2,613	678							8%	8%	N/A	N/A
Neuroscience	486	520	1,006	521	1,527	563	2,090	470							-3%	-3%	N/A	N/A
Immunoscience	99	117	216	125	341	126	467	126							27%	27%	N/A	N/A
Intercon Pharmaceuticals	309	341	650	354	1,004	376	1,380	376							22%	22%	12%	12%
EMAP Pharmaceuticals	379	420	799	457	1,256	482	1,738	424							12%	12%	10%	10%
Europe Pharmaceuticals	827	883	1,710	911	2,621	1,004	3,625	886							7%	7%	6%	6%

% of Total Sales

	2009							2010							Basis Point Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD
Total	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%							—	—
US Pharmaceuticals	64.0%	63.8%	63.9%	62.9%	63.5%	61.9%	63.1%	64.3%							30	30
CV/Metabolics	36.0%	36.4%	36.2%	35.6%	36.0%	34.5%	35.6%	37.8%							180	180
Oncology/Virology	14.5%	13.7%	14.1%	13.8%	14.0%	13.7%	13.9%	14.1%							(40)	(40)
Neuroscience	11.2%	11.2%	11.2%	10.9%	11.1%	11.2%	11.1%	9.8%							(140)	(140)
Immunoscience	2.3%	2.5%	2.4%	2.6%	2.4%	2.5%	2.5%	2.6%							30	30
Intercon Pharmaceuticals	7.1%	7.3%	7.2%	7.4%	7.3%	7.5%	7.3%	7.8%							70	70
EMAP Pharmaceuticals	8.8%	9.0%	8.9%	9.5%	9.1%	9.6%	9.2%	8.8%							—	—
Europe Pharmaceuticals	19.1%	18.9%	19.0%	19.0%	19.0%	19.9%	19.3%	18.4%							(70)	(70)

BRISTOL-MYERS SQUIBB COMPANY

SALES AND COMPOSITION OF CHANGE IN SALES FOR CONTINUING OPERATIONS

FOR THE PERIOD ENDED MARCH 31, 2010

($ in millions)

QUARTER-TO-DATE

	US	Non-US	Total
Price Increases/(Decreases)	6%	—	4%
Foreign Exchange	—	8%	3%
Volume	5%	3%	4%

Total Change	11%	11%	11%

Total 2010 Period to Date Sales	$3,099	$1,708	$4,807
Total 2009 Period to Date Sales	$2,784	$1,538	$4,322

BRISTOL-MYERS SQUIBB COMPANY

CONSOLIDATED STATEMENT OF EARNINGS FROM CONTINUING OPERATIONS

($ in millions, except per share amounts)

	2009							2010							% Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD
Net Sales	$4,322	$4,665	$8,987	$4,788	$13,775	$5,033	$18,808	$4,807							11%	11%

Cost of products sold	1,165	1,225	2,390	1,317	3,707	1,433	5,140	1,306							12%	12%
Marketing, selling and administrative	901	922	1,823	953	2,776	1,170	3,946	900							—	—
Advertising and product promotion	248	298	546	256	802	334	1,136	212							-15%	-15%
Research and development	908	811	1,719	820	2,539	1,108	3,647	910							—	—
Provision for restructuring, net	19	19	38	51	89	47	136	11							-42%	-42%
Litigation expense, net	104	28	132	—	132	—	132	—							-100%	-100%
Equity in net income of affiliates	(146)	(150)	(296)	(139)	(435)	(115)	(550)	(97)							-34%	-34%
Other (income)/expense, net	(72)	(10)	(82)	(35)	(117)	(264)	(381)	113							*	*

Total expenses	3,127	3,143	6,270	3,223	9,493	3,713	13,206	3,355							7%	7%

Earnings from Continuing Operations Before Income Taxes	$1,195	$1,522	$2,717	$1,565	$4,282	$1,320	$5,602	$1,452							22%	22%
Provision for income taxes	275	353	628	366	994	188	1,182	351							28%	28%

Net Earnings from Continuing Operations	$920	$1,169	$2,089	$1,199	$3,288	$1,132	$4,420	$1,101							20%	20%
Net Earnings Attributable to Noncontrolling Interest	271	289	560	307	867	314	1,181	358							32%	32%

Net Earnings from Continuing Operations Attributable to BMS Company	$649	$880	$1,529	$892	$2,421	$818	$3,239	$743							14%	14%

Contingently convertible debt interest expense and dividends attributable to unvested shares	(4)	(5)	(8)	(5)	(13)	(4)	(17)	(3)							-25%	-25%

Net Earnings used for Diluted EPS Calc - Continuing Operations-Attributable to BMS Company	$645	$875	$1,521	$887	$2,408	$814	$3,222	$740							15%	15%

Diluted Earnings Attributable to BMS Company per Common Share** - Continuing Operations	$0.33	$0.44	$0.77	$0.45	$1.21	$0.41	$1.63	$0.43							30%	30%
Average Common Shares Outstanding - Diluted	1,981	1,983	1,982	1,984	1,982	1,967	1,978	1,725							-13%	-13%
Dividends declared per common share	$0.31	$0.31	$0.62	$0.31	$0.93	$0.32	$1.25	$0.32							3%	3%

% of Net Sales

	2009							2010							Basis Point Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD
Gross Margin	73.0%	73.7%	73.4%	72.5%	73.1%	71.5%	72.7%	72.8%							(20)	(20)

Cost of products sold	27.0%	26.3%	26.6%	27.5%	26.9%	28.5%	27.3%	27.2%							20	20
Marketing, selling and administrative	20.8%	19.8%	20.3%	19.9%	20.2%	23.2%	21.0%	18.7%							(210)	(210)
Advertising and product promotion	5.7%	6.4%	6.1%	5.3%	5.8%	6.6%	6.0%	4.4%							(130)	(130)
Research and development	21.0%	17.4%	19.1%	17.1%	18.4%	22.0%	19.4%	18.9%							(210)	(210)
Total expenses	72.4%	67.4%	69.8%	67.3%	68.9%	73.8%	70.2%	69.8%							(260)	(260)
Earnings from Continuing Operations Before Income Taxes	27.6%	32.6%	30.2%	32.7%	31.1%	26.2%	29.8%	30.2%							260	260
Net Earnings from Continuing Operations Attributable to BMS Company	15.0%	18.9%	17.0%	18.6%	17.6%	16.3%	17.2%	15.5%							50	50

Other Ratios
Effective Tax Rate	23.0%	23.2%	23.1%	23.4%	23.2%	14.2%	21.1%	24.2%							120	120

Other (Income)/Expense, net
	2009							2010							% Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD
Interest expense	$52	$42	$94	$47	$141	$43	$184	$33							-37%	-37%
Interest income	(13)	(14)	(27)	(13)	(40)	(14)	(54)	(15)							15%	15%
Impairment of manufacturing operations	—	—	—	—	—	—	—	200							—	—
(Gain)/Loss on debt buyback and termination of interest rate swap agreements	—	(11)	(11)	4	(7)	—	(7)	—							—	—
Foreign exchange transaction losses/(gains)	(13)	17	4	13	17	(15)	2	(16)							23%	23%
Gain on sale of product lines, businesses and assets	(44)	(11)	(55)	(17)	(72)	(288)	(360)	(10)							-77%	-77%
Medarex acquisition	—	—	—	(10)	(10)	—	(10)	—							—	—
Net royalty income and amortization of upfront licensing and milestone payments received from alliance partners	(35)	(34)	(69)	(50)	(119)	(29)	(148)	(50)							43%	43%
Pension settlements/ curtailments	—	25	25	—	25	18	43	—							—	—
Other, net	(19)	(24)	(43)	(9)	(52)	21	(31)	(29)							53%	53%

	$(72)	$(10)	$(82)	$(35)	$(117)	$(264)	$(381)	113							*	*

*	in excess of +/- 200%
**	quarterly amounts may not add to the year-to-date totals due to rounding of individual calculations.

BRISTOL-MYERS SQUIBB COMPANY

RECONCILIATION OF GAAP AND NON-GAAP GROWTH DOLLARS AND PERCENTAGES EXCLUDING FOREIGN EXCHANGE IMPACT

FOR THE PERIOD ENDED MARCH 31, 2010

(Unaudited, amounts in millions except per share data)

QUARTER-TO-DATE

	2010	2009	Growth $	Growth %	Favorable / (Unfavorable) FX Impact $ *	2010 Excluding FX	Favorable / (Unfavorable) FX Impact % *	Growth % Excluding FX
Net sales	$4,807	$4,322	485	11%	132	4,675	3%	8%
Marketing, selling and administrative (a)	900	901	(1)	—	(28)	872	-3%	-3%
Marketing, selling and administrative excluding specified items (b)	887	881	6	1%	(28)	859	-3%	-2%
Advertising and product promotion	212	248	(36)	-15%	(5)	207	-2%	-17%
Research and development	910	908	2	—	(12)	898	-1%	-1%
Research and development excluding specified items (b)	855	763	92	12%	(14)	841	-2%	10%
(a) General and administrative	343	332	11	3%	(8)	335	-2%	1%
General and administrative excluding specified items (c)	330	312	18	6%	(8)	322	-3%	3%
(b) Please refer to the Specified Items QTD tab for detail of specified items and the GAAP to Non-GAAP P&L tab for reconciliation.
(c) The following table provides a reconciliation of General and administrative GAAP to Non-GAAP figures:

	2010	2009
General and administrative	343	332
Specified Items:
Process standardization implementation costs	13	20

General and administrative excluding specified items	330	312

*	The company calculates the foreign exchange (FX) impact by determining the change in a line item’s current and prior period results at a common exchange rate and comparing this change to the actual reported change from the same period. This difference is determined to be the FX impact.

BRISTOL-MYERS SQUIBB COMPANY

RECONCILIATION OF GAAP AND NON-GAAP GROWTH DOLLARS AND PERCENTAGES EXCLUDING FOREIGN EXCHANGE IMPACT

FOR THE PERIOD ENDED MARCH 31, 2010

(Unaudited, amounts in millions except per share data)

QUARTER-TO-DATE

	2010	2009	Growth $	Growth %	Favorable / (Unfavorable) FX Impact $ *	2010 Excluding FX	Favorable / (Unfavorable) FX Impact % *	Growth % Excluding FX
Plavix	1,666	1,435	231	16%	18	1,648	1%	15%
Avapro/Avalide	314	302	12	4%	14	300	5%	-1%
Abilify	617	589	28	5%	9	608	2%	3%
Reyataz	373	322	51	16%	12	361	4%	12%
Sustiva Franchise	335	292	43	15%	8	327	3%	12%
Baraclude	216	152	64	42%	10	206	7%	35%
Orencia	169	124	45	36%	3	166	3%	33%
Erbitux	166	164	2	1%	—	166	—	1%
Sprycel	131	88	43	49%	8	123	9%	40%
Ixempra	29	24	5	21%	—	29	—	21%
Onglyza	10	—	10	N/A	—	10	N/A	N/A

*	The company calculates the foreign exchange (FX) impact by determining the change in a product’s current and prior period results at a common exchange rate and comparing this change to the actual reported change from the same period. This difference is determined to be the FX impact.

BRISTOL-MYERS SQUIBB COMPANY

WORLDWIDE NET SALES FROM CONTINUING OPERATIONS BY PRODUCT

QUARTERLY SALES TREND ANALYSIS

($ in millions)

	2009							2010							% Change		FX Impact
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD	Qtr vs. Qtr	YTD vs. YTD
TOTAL	4,322	4,665	8,987	4,788	13,775	5,033	18,808	4,807							11%	11%	3%	3%

Cardiovascular	1,892	2,050	3,942	2,055	5,997	2,118	8,115	2,129							13%	13%	2%	2%
Plavix	1,435	1,539	2,974	1,554	4,528	1,618	6,146	1,666							16%	16%	1%	1%
Avapro/Avalide	302	313	615	329	944	339	1,283	314							4%	4%	5%	5%

Virology	794	848	1,642	890	2,532	981	3,513	945							19%	19%	4%	4%
Reyataz	322	331	653	360	1,013	388	1,401	373							16%	16%	4%	4%
Sustiva Franchise (a)	292	312	604	315	919	358	1,277	335							15%	15%	3%	3%
Baraclude	152	179	331	191	522	212	734	216							42%	42%	7%	7%

Oncology	407	450	857	447	1,304	437	1,741	435							7%	7%	3%	3%
Erbitux	164	173	337	179	516	167	683	166							1%	1%	—	—
Sprycel	88	107	195	107	302	119	421	131							49%	49%	9%	9%
Ixempra	24	29	53	28	81	28	109	29							21%	21%	—	—

Neuroscience	621	660	1,281	668	1,949	727	2,676	635							2%	2%	2%	2%
Abilify (b)	589	643	1,232	653	1,885	707	2,592	617							5%	5%	2%	2%

Immunoscience	124	148	272	162	434	168	602	169							36%	36%	3%	3%
Orencia	124	148	272	162	434	168	602	169							36%	36%	3%	3%

Metabolics	25	36	61	52	113	30	143	37							48%	48%	—	—
Onglyza	—	—	—	20	20	4	24	10							N/A	N/A	N/A	N/A

*	In excess of +/- 200%
(a)	The Sustiva Franchise includes sales of Sustiva, as well as revenue of bulk efavirenz included in the combination therapy, Atripla.
(b)	Includes alliance revenue from the co-promotional agreement with Otsuka Pharmaceutical Co., Ltd.

BRISTOL-MYERS SQUIBB COMPANY

DOMESTIC NET SALES FROM CONTINUING OPERATIONS BY PRODUCT

QUARTERLY SALES TREND ANALYSIS

($ in millions)

	2009							2010							% Change		% Change in U.S. Total Prescription**
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD	Qtr vs. Qtr	YTD vs. YTD
TOTAL	2,784	2,977	5,761	3,021	8,782	3,127	11,909	3,099							11%	11%

Cardiovascular	1,515	1,652	3,167	1,650	4,817	1,693	6,510	1,770							17%	17%
Plavix	1,296	1,393	2,689	1,406	4,095	1,461	5,556	1,531							18%	18%	2%	2%
Avapro/Avalide	173	179	352	186	538	184	722	186							8%	8%	-14%	-14%

Virology	406	404	810	424	1,234	466	1,700	445							10%	10%
Reyataz	176	169	345	186	531	196	727	186							6%	6%	7%	7%
Sustiva Franchise (a)	190	194	384	195	579	224	803	214							13%	13%	10%	10%
Baraclude	36	39	75	41	116	44	160	42							17%	17%	12%	12%

Oncology	218	233	451	233	684	219	903	233							7%	7%
Erbitux	162	171	333	175	508	163	671	163							1%	1%	N/A	N/A
Sprycel	30	33	63	28	91	32	123	38							27%	27%	7%	7%
Ixempra	22	26	48	26	74	25	99	25							14%	14%	N/A	N/A

Neuroscience	491	513	1,004	520	1,524	566	2,090	473							-4%	-4%
Abilify (b)	481	518	999	520	1,519	563	2,082	470							-2%	-2%	9%	9%

Immunoscience	99	116	215	126	341	126	467	126							27%	27%
Orencia	99	116	215	126	341	126	467	126							27%	27%	N/A	N/A

Metabolics	11	21	32	36	68	12	80	16							45%	45%
Onglyza	—	—	—	20	20	2	22	6							N/A	N/A	N/A	N/A

*	In excess of +/- 200%
**	The data is provided by Wolters Kluwer Health (WK), except for SPRYCEL, and based on the Source Prescription Audit which is a product of WK’s own recordkeeping and projection processes. As such, the data is subject to the inherent limitations of estimates based on sampling and may include a margin of error. The change in SPRYCEL demand is calculated based upon tablets sold though retail and mail order channels based upon data obtained from the IMS Health (IMS) National Sales Perspectives Audit, which is a product of IMS’s own recordkeeping and projection processes. As such, the data is subject to the inherent limitations of estimates based on sampling and may include a margin of error.
(a)	The Sustiva Franchise includes sales of Sustiva, as well as revenue of bulk efavirenz included in the combination therapy, Atripla. The change in U.S. total prescriptions growth for the Sustiva Franchise includes both branded Sustiva and Atripla prescription units.
(b)	Includes alliance revenue from the co-promotional agreement with Otsuka Pharmaceutical Co., Ltd.

BRISTOL-MYERS SQUIBB COMPANY

INTERNATIONAL NET SALES FROM CONTINUING OPERATIONS BY PRODUCT

QUARTERLY SALES TREND ANALYSIS

($ in millions)

	2009							2010							% Change		FX Impact
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD	Qtr vs. Qtr	YTD vs. YTD
TOTAL	1,538	1,688	3,226	1,767	4,993	1,906	6,899	1,708							11%	11%	8%	8%

Cardiovascular	377	398	775	405	1,180	425	1,605	359							-5%	-5%	10%	10%
Plavix	139	146	285	148	433	157	590	135							-3%	-3%	11%	11%
Avapro/Avalide	129	134	263	143	406	155	561	128							-1%	-1%	13%	13%

Virology	388	444	832	466	1,298	515	1,813	500							29%	29%	9%	9%
Reyataz	146	162	308	174	482	192	674	187							28%	28%	9%	9%
Sustiva Franchise (a)	102	118	220	120	340	134	474	121							19%	19%	8%	8%
Baraclude	116	140	256	150	406	168	574	174							50%	50%	9%	9%

Oncology	189	217	406	214	620	218	838	202							7%	7%	6%	6%
Erbitux	2	2	4	4	8	4	12	3							50%	50%	9%	9%
Sprycel	58	74	132	79	211	87	298	93							60%	60%	14%	14%
Ixempra	2	3	5	2	7	3	10	4							100%	100%	3%	3%

Neuroscience	130	147	277	148	425	161	586	162							25%	25%	10%	10%
Abilify (b)	108	125	233	133	366	144	510	147							36%	36%	10%	10%

Immunoscience	25	32	57	36	93	42	135	43							72%	72%	14%	14%
Orencia	25	32	57	36	93	42	135	43							72%	72%	14%	14%

Metabolics	14	15	29	16	45	18	63	21							50%	50%	—	—
Onglyza	—	—	—	—	—	2	2	4							N/A	N/A	N/A	N/A

*	In excess of +/- 200%
(a)	The Sustiva Franchise includes sales of Sustiva, as well as revenue of bulk efavirenz included in the combination therapy, Atripla.
(b)	Includes alliance revenue from the co-promotional agreement with Otsuka Pharmaceutical Co., Ltd.

BRISTOL-MYERS SQUIBB COMPANY

RECONCILIATION OF GAAP RESULTS OF CONTINUING OPERATIONS

TO NON-GAAP RESULTS OF CONTINUING OPERATIONS

FOR THE THREE MONTHS ENDED MARCH 31, 2009

(Unaudited, amounts in millions except per share data)

	Q1 2009
	GAAP	Specified Items	Non GAAP
Net Sales	$4,322	—	$4,322
Cost of products sold	1,165	(34)	1,131

Gross Profit	3,157	34	3,191

Gross profit as a % of sales	73.0%	0.8%	73.8%

Marketing, selling and administrative	901	(20)	881
Advertising and product promotion	248	—	248

Total SGA	1,149	(20)	1,129

SG&A as a % of sales	26.6%	(0.5)%	26.1%

Research and development	908	(145)	763

R&D as a % of sales	21.0%	(3.3)%	17.7%

Operating Margin	1,100	199	1,299

Operating Margin as a % of sales	25.5%	4.6%	30.1%

Provision for restructuring, net	19	(19)	—
Litigation expense, net	104	(104)	—
Equity in net income of affiliates	(146)	—	(146)
Other income, net	(72)	49	(23)

Earnings from Continuing Operations Before Income Taxes	$1,195	273	$1,468

Provision for income taxes	275	93	368

Net Earnings - Continuing Operations	$920	180	$1,100

Net Earnings - Continuing Operations Attributable to Noncontrolling Interest	271		271

Net Earnings - Continuing Operations Attributable to BMS Company	$649	180	$829
Contingently convertible debt interest expense and dividends attributable to unvested shares	(4)		(4)

Net Earnings used for Diluted EPS Calc - Continuing Operations
-Attributable to BMS Company	$645	180	$825

Average Common Shares Outstanding - Diluted	1,981		1,981
Diluted EPS - Continuing Operations Attributable to BMS Company	$0.33	0.09	$0.42

Net Earnings from Continuing Operations Attributable to BMS Company as a % of sales	15.0%	4.2%	19.2%

Effective Tax Rate	23.0%	2.1%	25.1%

BRISTOL-MYERS SQUIBB COMPANY

RECONCILIATION OF GAAP RESULTS OF CONTINUING OPERATIONS

TO NON-GAAP RESULTS OF CONTINUING OPERATIONS

FOR THE THREE MONTHS ENDED MARCH 31, 2010

(Unaudited, amounts in millions except per share data)

	Q1 2010
	GAAP	Specified Items	Non GAAP
Net Sales	$4,807	—	$4,807
Cost of products sold	1,306	(31)	1,275

Gross Profit	3,501	31	3,532

Gross profit as a % of sales	72.8%	0.7%	73.5%

Marketing, selling and administrative	900	(13)	887
Advertising and product promotion	212	—	212

Total SGA	1,112	(13)	1,099

SG&A as a % of sales	23.1%	(0.2)%	22.9%

Research and development	910	(55)	855

R&D as a % of sales	18.9%	(1.1)%	17.8%

Operating Margin	1,479	99	1,578

Operating Margin as a % of sales	30.8%	2.0%	32.8%

Provision for restructuring, net	11	(11)	—
Litigation expense, net	—	—	—
Equity in net income of affiliates	(97)	—	(97)
Other income, net	113	(200)	(87)

Earnings from Continuing Operations Before Income Taxes	$1,452	310	$1,762

Provision for income taxes	351	86	437

Net Earnings - Continuing Operations	$1,101	224	$1,325

Net Earnings - Continuing Operations Attributable to Noncontrolling Interest	358		358

Net Earnings - Continuing Operations Attributable to BMS Company	$743	224	$967
Contingently convertible debt interest expense and dividends attributable to unvested shares	(3)		(3)

Net Earnings used for Diluted EPS Calc - Continuing Operations
-Attributable to BMS Company	$740	224	$964

Average Common Shares Outstanding - Diluted	1,725		1,725
Diluted EPS - Continuing Operations Attributable to BMS Company	$0.43	0.13	$0.56

Net Earnings from Continuing Operations Attributable to BMS Company as a % of sales	15.5%	4.6%	20.1%

Effective Tax Rate	24.2%	0.6%	24.8%

BRISTOL-MYERS SQUIBB COMPANY

SPECIFIED ITEMS

FOR THE THREE MONTHS ENDED MARCH 31, 2010 AND 2009

($ in millions)

Three months ended March 31, 2010

	Cost of products sold	Marketing selling and administrative	Research and development	Provision for restructuring	Other (income)/ expense	Total
Restructuring Activity:
Downsizing and streamlining of worldwide operations	$—	$—	$—	$11	$—	$11
Impairment of manufacturing operations	—	—	—	—	200	200
Accelerated depreciation, asset impairment and other shutdown costs	31	—	—	—	—	31
Process standardization implementation costs	—	13	—	—	—	13

Total Restructuring	31	13	—	11	200	255

Other:
Upfront licensing and milestone payments	—	—	55	—	—	55

Total	$31	$13	$55	$11	$200	310

Income taxes on items above						(86)

Decrease to Net Earnings from Continuing Operations						$224

Three months ended March 31, 2009

	Cost of products sold	Marketing selling and administrative	Research and development	Provision for restructuring	Litigation expense	Other (income)/ expense	Total
Restructuring Activity:
Downsizing and streamlining of worldwide operations	$—	$—	$—	$15	$—	$—	$15
Accelerated depreciation, asset impairment and other shutdown costs	26	—	—	4	—	—	30
Process standardization implementation costs	—	20	—	—	—	—	20
Gain on sale of product lines, businesses and assets	—	—	—	—	—	(44)	(44)

Total Restructuring	26	20	—	19	—	(44)	21

Other:

Litigation charges	—	—	—	—	104	—	104
Upfront licensing payments	—	—	145	—	—	—	145
Product liability	8	—	—	—	—	(5)	3

Total	$34	$20	$145	$19	$104	$(49)	273

Income taxes on items above							(93)

Decrease to Net Earnings from Continuing Operations							$180

BRISTOL-MYERS SQUIBB COMPANY

SELECTED BALANCE SHEET INFORMATION

($ in millions)

	March 31, 2009	June 30, 2009	September 30, 2009	December 31, 2009	March 31, 2010	June 30, 2010	September 30, 2010	December 31, 2010
Cash and cash equivalents	$7,832	$7,507	$6,367	$7,683	$5,135
Marketable securities - current	1,088	613	302	831	1,641
Marketable securities - long term	184	983	1,202	1,369	2,997
Short-term borrowings	156	124	286	231	208
Long-term debt	6,492	6,235	6,307	6,130	6,081

Net (debt) / cash	$2,456	$2,744	$1,278	$3,522	$3,484	$—	$—	$—

BRISTOL-MYERS SQUIBB COMPANY

2010 FULL YEAR PROJECTED DILUTED EPS FROM CONTINUING OPERATIONS

EXCLUDING PROJECTED SPECIFIED ITEMS

Full Year 2010
Projected Diluted Earnings Attributable to Shareholders per Common Share - GAAP	$1.84 to $1.94

Projected Specified Items:

Downsizing and streamlining of worldwide operations	0.14

Accelerated depreciation and other shutdown costs	0.08

Upfront and milestone payments and other	0.04

Total	0.26

Projected Diluted Earnings Attributable to Shareholders per Common Share - Non-GAAP	$2.10 to $2.20

Revenue growth is projected in the mid single digit range.

Gross margin on a GAAP basis for the three months ended March 31, 2010 was 72.8%, which included specified items of $31 million and had a 0.7% adverse impact on gross margin in aggregate. On a non-GAAP basis, for the three months ended March 31, 2010 gross margin was 73.5%. On a non-GAAP basis, the Company projects gross margin for the full year 2010 to remain consistent with last year. There is no reasonably accessible or reliable comparable GAAP measure for this forward-looking information on gross margin. See GAAP to Non-GAAP PL Reconciliation - March QTD tab.

Research and development expenses on a GAAP basis for the three months ended March 31, 2010 were $910 million, which included specified items of $55 million. On a non-GAAP basis, for the three months ended March 31, 2010 research and development expenses were $855 million. On a non-GAAP basis, the Company projects research and development expenses for the full year 2010 to increase in the mid to high single digit range compared to 2009. There is no reasonably accessible or reliable comparable GAAP measure for this forward-looking information on research and development. See GAAP to Non-GAAP PL Reconciliation - March QTD tab.

Marketing, selling and administrative expenses, on a GAAP basis for the three months ended March 31, 2010 were $900 million, which included specified items of $13 million. On a non-GAAP basis, for the three months ended March 31, 2010 marketing, selling and administrative expenses were $887 million. On a non-GAAP basis, the Company projects marketing, selling and administrative expenses for the full year 2010 to remain flat compared to 2009. There is no reasonably accessible or reliable comparable GAAP measure for this forward-looking information on marketing, selling and administrative expense. See GAAP to Non-GAAP PL Reconciliation - March QTD tab.

The effective tax rate on a GAAP basis for the three months ended March 31, 2010 was 24.2%, which included specified items of $86 million in the tax provision, and had a 0.6% impact on the effective tax rate in aggregate. On a non-GAAP basis, for the three months ended March 31, 2010 effective tax rate was 24.8%. On a non-GAAP basis, based on historical trends in 2009 the Company projects the annual effective tax rate between 23% and 24% for the full year 2010. There is no reasonably accessible or reliable comparable GAAP measure for this forward-looking information on the tax rate. See GAAP to Non-GAAP PL Reconciliation - March QTD tab.

The GAAP results for the full year 2010 will include specified items that may occur and impact results, including expected restructuring and other charges related to implementation of the Productivity Transformation Initiative (PTI), and other expected charges associated with downsizing and streamlining worldwide operations, accelerated depreciation and upfront and milestone payments. The GAAP results for the full year 2010 could also include charges and recoveries relating to significant legal proceedings, debt retirement costs and other charges related to new transactions, additional upfront and milestone payments, copromotion or alliance charges and charges for in-process research and development related to new external development transactions, gains or losses from asset disposals, other restructuring activities, impairments to marketable securities and significant tax events. For a fuller discussion of certain of the litigation and other matters that could impact full year GAAP results, as well as the use of non-GAAP financial information, see Bristol-Myers Squibb Company Reports Financial Results For The First Quarter of 2010, April 29, 2010, including “2010 Guidance” and “Use of Non-GAAP Financial Information” therein.